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                                                                EXHIBIT 10.4 (I)




                     THIS DOCUMENT CONSTITUTES IS PART OF A
                  PROSPECTUS COVERING SECURITIES THAT HAVE BEEN
                   REGISTERED UNDER THE SECURITIES ACT OF 1933

                               STOCK OPTION GRANT


         THIS GRANT is made as of the ____ day of ______, 20__, by ARRIS GROUP, INC., a Delaware corporation (the "Corporation) to ______________ ("Optionee").


         1.       INCORPORATION OF TERMS

                  This Grant shall be governed by the attached Arris Group, Inc. Stock Option Terms (the "Terms"), all of the provisions of which are hereby incorporated herein.


         2.       GRANT OF OPTIONS

                  On the terms and conditions stated herein and in the Terms, the Corporation hereby grants to Optionee the option to purchase ________ Shares as defined in the Terms for an exercise price of $_______ per Share.


         3.       RIGHT TO EXERCISE

                  Subject to the conditions and the exceptions set forth herein and in the Terms, or as otherwise expressly provided in any written employment agreement between Optionee and the Corporation, this Option is exercisable for one-fourth [1/4] of the Shares as of the date of this grant and shall become exercisable for one-fourth (1/4) of the Shares on [one year from grant], another one-fourth (1/4) on [two years from grant], and the remaining Shares on [three years from grant]. In addition, this Option shall be fully exercisable upon (a) the death of Optionee, (b) Optionee being determined to be fully and permanently disabled within the meaning of the Corporation's disability insurance policy then in effect, or (c) the closing price of the Shares on the principal market in which they trade being at or above $_______ per Share for 20 consecutive trading days.


         4.       TERM OF OPTION

                  This Option shall in any event expire in its entirety on [ten years from grant], or, if earlier, six months and one day from the day the closing price of the Shares on the principal market in which they trade has been at or above $_______ per Share for 20 consecutive trading days. This Option shall further expire as set forth in the Terms.


         5.       EXERCISE CONSTITUTES AGREEMENT TO REFRAIN FROM COMPETITION

                  By exercising any portion of this Option, Optionee agrees that:

         (a) for a period of four months from the date of the termination of Optionee's employment with the Corporation for any reason whatsoever, Optionee will not, directly or indirectly, compete with the Corporation by providing to any Corporation that is in a "Competing Business" services substantially similar to the services provided by Optionee at the time of


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termination. Competing Business shall be defined as any business that engages, in whole or in part, in the equipment and supply for broadband communications systems in the United States.

         (b) for a period of two years after the termination or cessation of Optionee's employment with the Corporation for any reason whatsoever, Optionee shall not, on his own behalf or on behalf of any other person, partnership, association, corporation, or other entity, solicit or in any manner attempt to influence or induce any employee of the Corporation or its subsidiaries or affiliates (known by the Optionee to be such) to leave the employment of the Corporation or its subsidiaries or affiliates, nor shall Optionee use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Corporation concerning the names and addresses of the Corporation's employees.


         In the event that Optionee violates any of the provisions of paragraph
(a) or (b) hereof, the Corporation shall be entitled to receive from Optionee the profits, if any, received by Optionee upon exercise of any Options to the extent such Options were exercised subsequent to six months prior to the termination of Optionee's employment.



         IN WITNESS WHEREOF, the Corporation has caused this Grant to be executed on its behalf by its officer duly authorized to act behalf of the Corporation.


                               ARRIS GROUP, INC.,
                               a Delaware corporation

                               By:
                                  -------------------------------------
                                  Lawrence A. Margolis

                               Its: Executive Vice President